UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

FibroGen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36740	77-0357827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FibroGen, Inc.

409 Illinois Street

San Francisco, CA 94158

(Address of principal executive offices, including zip code)

(415) 978-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2017 annual meeting of stockholders held on June 7, 2017, the stockholders voted on the four proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the 2017 annual meeting, filed with the Securities and Exchange Commission on April 24, 2017. The results of the matters voted upon at the meeting were:

(a)	All of the Class III nominees of the Board were elected to hold office until the Company’s 2020 annual meeting of stockholders. The nominees were: (i) Thomas F. Kearns Jr: 37,733,019 shares of Common Stock voted for, 2,056,980 withheld, and 12,427,475 broker non-votes; (ii) Kalevi Kurkijärvi, Ph.D.: 38,174,142 shares of Common Stock voted for, 1,615,857 withheld, and 12,427,475 broker non-votes; and (iii) Toshinari Tamura, Ph.D.: 38,163,332 shares of Common Stock voted for, 1,626,667 withheld, and 12,427,475 broker non-votes.

The term of office of directors Thomas B. Neff, Jeffrey W. Henderson and James A. Schoeneck continues until the Company’s 2018 annual meeting of stockholders. The term of office of directors Jeffrey L. Edwards, Rory B. Riggs, Roberto Pedro Rosenkranz, Ph.D., M.B.A., and Jorma Routti, Ph.D. continues until the Company’s 2019 annual meeting of stockholders.

(b)	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2017 definitive proxy statement: 39,123,794 shares of Common Stock voted for, 536,281 against, and 129,924 abstaining.

(c)	The stockholders approved of holding a vote, on an advisory basis, on the compensation of the Company’s named executive officers Every Year: 35,409,271 shares of Common Stock voted for Every Year, 235,727 voted for Every Two Years, 4,092,531 voted for Every Three Years, and 52,470 abstaining.

(d)	The stockholders ratified the selection by the Audit Committee of the Board of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its year ending December 31, 2017: 52,118,719 shares of Common Stock voted for, 67,829 against, and 30,926 abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROGEN, INC.
Dated: June 8, 2017
	By:	/s/ Michael Lowenstein
Michael Lowenstein
Chief Legal Counsel